American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated November 4, 2016 ■ Statement of Additional Information dated May 1, 2016

The following is added to the Accounts Managed table on pages 39 and 40 of the statement of additional information and the information is provided as of October 28, 2016.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi(1)	Number of Accounts	6	3	0
	Assets	$6.4 billion(2)	$317.0 million	N/A

[1]	Information is provided as of October 28, 2016.

[2]	Includes $128.7 million in VP Balanced.

The following replaces the Ownership of Securities section on page 43 of the statement of additional information.
Ownership of Securities
As of December 31, 2015, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the funds they manage. As of January 6, 2016, Justin Brown did not beneficially own shares of VP Growth and Brian Woglom did not beneficially own shares of VP Large Company Value. As of February 17, 2016, Nalin Yogasundram did not beneficially own shares of VP Capital Appreciation. As of October 28, 2016, Steven Rossi did not beneficially own shares of VP Balanced. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

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